UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

MADE IN USA INC.

(Exact name of registrant as specified in its charter)

Nevada	333-272825	37-1922983
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1712 Pioneer Avenue, Suite 500

Cheyenne, Wyoming 82001

(Address of Principal Executive Offices) (Zip Code)

(561) 789-1139

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 28, 2025, the Board of Directors and shareholders holding a majority of the outstanding shares approved amendments to the Company’s Articles of Incorporation to:

1.	Change the Company’s corporate name from Alixo-Yolloo Corporation to MADE IN USA INC.

2.	Approve a trading symbol change from “ALXY” to “MADE” (subject to FINRA processing).

3.	Effectuate a forward stock split of the Company’s common stock at a ratio of four-for-one (4:1). Each shareholder of record will receive three additional shares for every one share held. No fractional shares will be issued; any fractional interests will be rounded up.

4.	Increase authorized capital to 90,000,000 shares of Common Stock and 10,000,000 shares of “blank check” Preferred Stock.

5.	Change the fiscal year end to December 31.

6.	Approve re-domiciliation of the Company from Nevada to Wyoming.

The Company has filed the required notices with the Financial Industry Regulatory Authority (FINRA) under Rule 6490. The corporate actions remain pending until FINRA publishes notice on its Daily List. We expect that our ticker symbol will temporarily trade with a “D” suffix (e.g., “MADED”) for 20 business days following the effective date of the forward split. A new CUSIP number for our Common Stock has been requested.

Item 8.01 Other Events.

The Company has relocated its principal executive offices and books and records from:

Business Center Sunkar, Building 47B, Aktau 130002, Kazakhstan to:

1712 Pioneer Avenue, Suite 500, Cheyenne, Wyoming 82001, USA.The Company has also adopted the following official blockchain identifier:

•	Ethereum Wallet: 0xcf3B0Be807b581B49a7CAD68EcEB48CB52196212

Item 9.01 Financial Statements and Exhibits.

Exhibits:

3.1	Articles of Amendment (Nevada Secretary of State, certified)
99.1	Board Resolution approving corporate actions
99.2	Press Release announcing name change, symbol change, and forward split
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been duly caused by the undersigned.

Dated: September 10, 2025	MADE IN USA INC.
(f/k/a Alixo-Yolloo Corporation)

	By:	/s/ Adam Reiser
Adam Reiser Chief Executive Officer & Chairman

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